Exhibit 10.3

TERM LOAN NOTE

$9,500,000.00	October 18, 2016

FOR VALUE RECEIVED and intending to be legally bound, the undersigned, A. D. COMPUTER CORPORATION, a Pennsylvania corporation, and PAYROLL TAX FILING SERVICES, INC., a Pennsylvania corporation (individually and collectively, jointly and severally, the “Borrower”), promises to pay, in lawful money of the United States of America, to the order of LHLJ, INC. (“Lender”), at the address set forth in Section 9.8 of the Loan Agreement, the original principal sum of Nine Million Five Hundred Thousand and 00/100 Dollars ($9,500,000) under the Term Loan established pursuant to the provisions of that certain Loan and Security Agreement, of even date herewith, by and among Borrower, Guarantors and Lender (as it may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”). All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Agreement.

The principal balance of the Term Loan shall be paid in accordance with the terms of the Loan Agreement. Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in the Loan Agreement. Interest shall be calculated on the basis of a year of 360 days but charged for the actual number of days elapsed, and shall be due and payable as set forth in the Loan Agreement.

This Term Loan Note is that certain Term Loan Note referred to in the Loan Agreement.

If an Event of Default occurs and is continuing under the Loan Agreement, the unpaid principal balance of this Term Loan Note along with all accrued and unpaid interest and unpaid Expenses shall become, or may be declared, immediately due and payable as provided in the Loan Agreement. The obligations evidenced by this Term Loan Note are secured by the Collateral.

This Term Loan Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Term Loan Note.

This Term Loan Note shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania. The provisions of this Term Loan Note are to be deemed severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions of this Term Loan Note which shall continue in full force and effect. No modification hereof shall be binding or enforceable against Lender unless approved in writing by Lender.

BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER, BORROWER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR BORROWER, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS BORROWER HAS, OR MAY HAVE, TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING BEFORE ENTRY OF JUDGMENT UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. BORROWER ACKNOWLEDGES THAT PURSUANT TO THIS WARRANT OF ATTORNEY, LENDER IS AUTHORIZED TO ENTER A JUDGMENT AGAINST BORROWER WHICH WILL GIVE LENDER A LIEN AGAINST REAL PROPERTY AND WHICH MAY PERMIT LENDER TO, UTILIZING THE POWER OF STATE GOVERNMENT, SEIZE PERSONAL PROPERTY INCLUDING BORROWER'S DEPOSIT ACCOUNTS. BORROWER SPECIFICALLY ACKNOWLEDGES THAT LENDER HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

BORROWER HEREBY EMPOWERS ANY CLERK, OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR BORROWER AFTER ANY EVENT OF DEFAULT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AND CONFESS JUDGMENT AGAINST BORROWER FOR ALL, OR ANY PART OF, THE UNPAID PRINCIPAL BALANCE HEREUNDER AND ACCRUED INTEREST, TOGETHER WITH OTHER EXPENSES INCURRED IN CONNECTION THEREWITH AND ATTORNEYS’ FEES OF FIFTEEN PERCENT (15%) OF THE AMOUNT DUE ON THIS REVOLVING CREDIT NOTE, BUT IN NO EVENT LESS THAN THREE THOUSAND DOLLARS ($3,000), AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS TERM LOAN NOTE AND AN AFFIDAVIT OF LENDER OR LENDER'S COUNSEL AVERRING TO THE EVENT OF DEFAULT SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME. BORROWER HEREBY WAIVES ALL ERRORS AND RIGHTS OF APPEAL, AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY, IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON.

BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT BORROWER’S REASONABLE EXPECTATION WITH RESPECT TO THE AUTHORIZATION GRANTED PURSUANT TO ANY WARRANT OF ATTORNEY OR POWER OF ATTORNEY HEREUNDER, IS THAT LENDER OR ITS ATTORNEY MAY CONFESS JUDGMENT AS SET FORTH HEREIN, SEEK TO FORECLOSE ON COLLATERAL AND TAKE ALL OTHER ACTIONS WITH RESPECT TO THE EXERCISE OF LENDER'S RIGHTS HEREUNDER.  BORROWER HEREBY WAIVES ALL OTHER DUTIES OF LENDER THAT MAY ARISE UNDER 20 PA. C.S.A. §5601.3(b). BORROWER HEREBY REMISES, RELEASES, AND FOREVER DISCHARGES, AND WAIVES ALL CLAIMS, CAUSES OF ACTION AND ANY OTHER RIGHTS AGAINST, TD BANK, N.A. AND ITS PREDECESSORS, LEGAL REPRESENTATIVES, PAST AND PRESENT PARENT COMPANIES, SUBSIDIARIES, AGENTS, EMPLOYEES, SERVANTS, INSURERS, ATTORNEYS, OFFICERS, DIRECTORS, STOCKHOLDERS, AFFILIATES, AFFILIATE COUNTERPARTIES, SUCCESSORS IN INTEREST, AND ASSIGNS  OF AND FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, FEES, AND COSTS, SUMS OF MONEY, RIGHTS, CAUSES OF ACTIONS, OBLIGATIONS AND LIABILITIES OF ANY KIND OR NATURE WHATSOEVER INCLUDING ATTORNEYS’ FEES, ARISING UNDER OR RELATING TO ANY DUTIES OF AN AGENT UNDER 20 PA. C.S.A. §5601.3 OR OTHERWISE.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.

A. D. COMPUTER CORPORATION

By:	/s/Gregory M. Krzemien
Name:	Gregory M. Krzemien
Title:	Chief Financial Officer

PAYROLL TAX FILING SERVICES, INC.

By:	/s/Gregory M. Krzemien
Name:	Gregory M. Krzemien
Title:	Chief Financial Officer

[NOTARY PAGES FOLLOW]

COMMONWEALTH OF PENNSYLVANIA	)
) ss.:
COUNTY OF LEHIGH	)

On this, this 18 day of October, 2016, before me, the undersigned officer, personally appeared Gregory M. Krzemien, who acknowledged himself to be the Chief Financial Officer of A. D. COMPUTER CORPORATION, a Pennsylvania corporation, and that he, as such Chief Financial Officer, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation, being authorized so to do, and received a true and correct copy of this instrument and of all other documents referred to therein.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Lisa J. Sell
Notary Public
My Commission Expires: 8/26/2019

COMMONWEALTH OF PENNSYLVANIA	)
) ss.:
COUNTY OF LEHIGH	)

On this, this 18th day of October, 2016, before me, the undersigned officer, personally appeared Gregory M. Krzemien, who acknowledged himself to be the Chief Financial Officer of PAYROLL TAX FILING SERVICES, INC., a Pennsylvania corporation, and that he, as such Chief Financial Officer, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation, being authorized so to do, and received a true and correct copy of this instrument and of all other documents referred to therein.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Lisa J. Sell	[
Notary Public
My Commission Expires: 8/26/2019